Exhibit 99.3

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

Chardan Healthcare Acquisition Corp. (“CHAC”) is providing the following unaudited pro forma combined financial information to aid you in your analysis of the financial aspects of the Business Combination (as such term is defined in CHAC’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 24, 2019 (the “original proxy statement”)) with BiomX Ltd. (“BiomX”).

The unaudited pro forma combined balance sheet as of September 30, 2019 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2019 and the twelve months ended December 31, 2018 gives pro forma effect to the Business Combination as if it had occurred as of January 1, 2018. This information should be read together with BiomX’s audited financial statements and related notes and CHAC’s respective unaudited and audited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BiomX Ltd.,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CHAC” and other financial information included in the original proxy statement.

The unaudited pro forma combined balance sheet as of September 30, 2019 has been prepared using the following:

●	BiomX’s unaudited historical interim consolidated balance sheet as of June 30, 2019

●	CHAC’s unaudited historical consolidated balance sheet as of September 30, 2019

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2019 has been prepared using the following:

●	BiomX’s unaudited historical interim consolidated statement of operations for the nine months ended June 30, 2019

●	CHAC’s unaudited historical consolidated statements of operations for the nine months ended September 30, 2019

The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2018 has been prepared using the following:

●	BiomX’s audited historical consolidated statement of comprehensive loss for the year ended December 31, 2018, as included elsewhere in the original proxy statement

●	CHAC’s unaudited condensed statements of operations for the six months ended June 30, 2018 and the six months ended December 31, 2018

Description of the Transaction

The Merger Agreement, dated July 16, 2019, as amended on October 11, 2019, between CHAC, Merger Sub (as defined therein), and BiomX (the “Merger Agreement”) was approved at a Special Meeting of stockholders on October 23, 2019 (the “Special Meeting”), pursuant to which BiomX merged with the Merger Sub, with BiomX surviving the merger in accordance with the Israeli Companies Law as a wholly owned direct subsidiary of CHAC. For more information about the Business Combination, please see the section entitled “The Business Combination Proposal” in the original proxy statement. A copy of the Merger Agreement was attached to the original proxy statement as Annex A.

Accounting for the Business Combination

The Business Combination will be accounted for as a “reverse merger” in accordance with generally accepted accounting principles in the United States. Under this method of accounting, CHAC will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the assumption that BiomX’s shareholders will hold a majority of the voting power of the combined company, BiomX’s operations will comprise the ongoing operations of the combined entity, BiomX’s designees will comprise a majority of the governing body of the combined company, and BiomX’s senior management will comprise the senior management of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which BiomX is issuing stock for the net assets of CHAC. The net assets of CHAC will be stated at historical cost, with no goodwill or other intangible assets recorded. The post-acquisition financial statements of CHAC will show the consolidated balances and transactions of CHAC and BiomX as well as comparative financial information of BiomX (the acquirer for accounting purposes).

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the results of operations of the combined company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide an understanding of the combined company upon consummation of the Business Combination for illustrative purposes.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. BiomX and CHAC have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

There is no historical activity with respect to Merger Sub, and accordingly, no adjustments were required with respect to this entity in the pro forma combined financial statements.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are an aggregate of 16,625,000 shares of common stock of CHAC (“CHAC shares”) issued to BiomX shareholders, comprised of 15,069,058 CHAC shares issued to BiomX shareholders and 1,555,942 vested options and warrants issued to BiomX shareholders to purchase CHAC shares. Vested options and warrants have been included in the presentation of CHAC shares issued as it is assumed that the shareholders would exercise their options and warrants since the exercise price is lower than the fair value and are therefore deemed to be in the money.

PRO FORMA COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2019
(in thousands)
(UNAUDITED)

	(A) BiomX	(B) CHAC	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$16,145	$97	$71,083	(1)
			200	(2)
			(1,342)	(3)
			(200)	(4)
			(10,002)	(5)	$75,981
Restricted cash	92	-	-		92
Short-term deposits	18,617	-	-		18,617
Related party receivable	45	-	-		45
Other receivables	228	-	-		228
Prepaid expenses and other current assets	-	26	-		26
Total Current Assets	35,127	123	59,739		94,989
Marketable securities held in Trust Account	-	71,083	(71,083)	(1)	-
Operating lease right-of-use asset	594	-	-		594
Property and equipment, net	1,448	-	-		1,448
In-process research and development	4,556	-	-		4,556
Other assets	5	-	-		5
Total Assets	$41,730	$71,206	$(11,344)		$101,592

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$2,002	$738	$(760)	(3)	$1,980
Short-term leases	202	-	-		202
Taxes payable	-	12	-		12
Total Current Liabilities	2,204	750	(760)		2,194
Promissory note - related party	-	-	200	(2)
			(200)	(4)	-
Contingent liabilities	903	-	-		903
Long-term lease liabilities	392	-	-		392
Total Liabilities	3,499	750	(760)		3,489

Commitments and Contingencies

Common stock subject to redemption	-	65,456	(65,456)	(5)	-

Stockholders’ Equity
Ordinary shares	3	-	(3)	(6)	-
Preferred shares	9	-	(9)	(6)	-
Common stock	-	-	1	(5)
			2	(6)	3
Additional paid-in capital	66,831	4,946	55,453	(5)
			64	(6)	127,294
Retained earnings (Accumulated deficit)	(28,612)	54	(582)	(3)
			(54)	(5)	(29,194)
Total Stockholders’ Equity	38,231	5,000	54,872		98,103
Total Liabilities and Stockholders’ Equity	$41,730	$71,206	$(11,344)		$101,592

Pro Forma Adjustments to the Unaudited Combined Balance Sheet

(A)	Derived from the unaudited interim consolidated balance sheet of BiomX as of June 30, 2019.

(B)	Derived from the unaudited consolidated balance sheet of CHAC as of September 30, 2019.

(1)	To reflect the release of cash from marketable securities held in the trust account.

(2)	To reflect additional loans received from the CHAC’s sponsor to fund working capital purposes.

(3)	To reflect the payment of legal, financial advisory and other professional fees related to the Business Combination.

(4)	To reflect the repayment of promissory notes to related party.

(5)	To reflect the cancellation of 983,905 shares of common stock of CHAC for stockholders who elected cash redemption for cash payment of $10,002,000.

(6)	To reflect the recapitalization of BiomX through (a) the contribution of all the share capital in BiomX to CHAC, (b) the issuance of 16,625,000 shares and vested securities of common stock of CHAC and (c) the elimination of the historical accumulated deficit of CHAC, the accounting acquiree.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2019
(in thousands, except share and per share data)
(UNAUDITED)

	(A) BiomX	(B) CHAC	Pro Forma Adjustments		Pro Forma Income Statement

Research and development	$8,409	$-	$-		$8,409
General and administrative expenses	3,548	1,008	(930)	(1)	3,626
Operating loss	11,957	1,008	(930)		12,035

Other (income) expense:
Interest income	-	(1,204)	1,204	(2)	-
Unrealized loss on marketable securities	-	(15)	15	(2)	-
Other income, net	(816)	(8)	-		(824)
Loss (income) before income taxes	11,141	(219)	289		11,211
Provision for income taxes		175	(175)	(3)	-
Net loss (income)	$11,141	$(44)	$114		$11,211

Weighted average shares outstanding, basic and diluted		2,239,757	22,151,338	(4)	24,391,095
Basic and diluted net loss per share		$(0.25)			$(0.46)

PRO FORMA COMBINED STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 2018
(in thousands, except share and per share data)
(UNAUDITED)

	(C) BiomX	(D) CHAC	Pro Forma Adjustments		Pro Forma Income Statement

Research and development	$8,925	$-	$-		$8,925
General and administrative expenses	3,570	17	-		3,587
Operating loss	12,495	17	-		12,512

Other (income) expense:
Interest income	-	(55)	55	(2)	-
Unrealized loss on marketable securities	-	21	(21)	(2)	-
Other expense, net	225	-	-		225
Loss (income) before income taxes	12,720	(17)	34		12,737
Provision for income taxes		8	(8)	(3)	-
Net loss (income)	$12,720	$(9)	$26		$12,737

Weighted average shares outstanding, basic and diluted		1,782,502	22,608,593	(4)	24,391,095
Basic and diluted net loss (income) per share		$(0.01)			$(0.52)

Pro Forma Adjustments to the Unaudited Combined Statements of Operations

(A)	Derived from the unaudited interim consolidated statements of operations of BiomX for the nine months ended June 30, 2019.

(B)	Derived from the unaudited consolidated statements of operations of CHAC for the nine months ended September 30, 2019.

(C)	Derived from the audited consolidated statement of comprehensive loss of BiomX for the year ended December 31, 2018.

(D)	Derived from the unaudited statements of operations of CHAC for the twelve months ended December 31, 2018.

(1)	Represents an adjustment to eliminate direct, incremental costs of the Business Combination which are reflected in the historical consolidated financial statements of BiomX and CHAC in the amount of $319,000 and $611,000, respectively, for the nine months ended September 30, 2019. There were no such amounts recorded for the twelve months ended December 31, 2018.

(2)	Represents an adjustment to eliminate interest income and unrealized gains/losses on marketable securities held in the trust account as of the beginning of the period.

(3)	To record normalized blended statutory income tax benefit rate of 23% for pro forma financial presentation purposes resulting in the recognition of an income tax benefit, which however, has been offset by a full valuation allowance as the combined company expects to incur continuing losses.

(4)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that CHAC’s initial public offering occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire periods presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed for the entire period.

The following presents the calculation of basic and diluted weighted average common shares outstanding. The computation of diluted loss per share excludes the effect of warrants to purchase 6,400,000 shares of common stock because the inclusion of any of these securities would be anti-dilutive.

Weighted average shares calculation, basic and diluted
CHAC public shares	3,745,732
CHAC Sponsor shares	1,750,000
CHAC shares purchased by BiomX shareholders from public stockholders	2,270,363
CHAC shares issued in Business Combination	16,625,000
Weighted average shares outstanding	24,391,095 (1)
Percent of shares owned by BiomX holders	77.5%
Percent of shares owned by other CHAC holders	22.5%

(1)	Does not include shares issuable pursuant to (i) the exercise of CHAC Warrants (as defined in the original proxy statement) (up to 3,500,000 shares) and Private CHAC Warrants (as defined in the original proxy statement) (up to 2,900,000 shares), private CHAC warrants allocated to former BiomX warrant holders (354,830 shares), (ii) agreements to issue contingent consideration of 6,000,000 shares to certain shareholders of BiomX, outstanding options under existing BiomX equity incentive plans (up to 1,872,941 shares), and future shares issuable under CHAC’s 2019 Omnibus Long-Term Incentive Plan.

COMPARATIVE SHARE INFORMATION

The following table sets forth the historical comparative share information for BiomX and CHAC on a stand-alone basis and the unaudited pro forma combined per share information after giving effect to the Business Combination.

The historical information should be read in conjunction with the information in the sections entitled “Selected Historical Financial Information of CHAC” and “Selected Historical Consolidated Financial and Other Data of BiomX” and the historical financial statements of CHAC and BiomX incorporated by reference in or included in the original proxy statement. The unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the information contained in the section of the original proxy statement entitled “Unaudited Pro Forma Combined Financial Information.”

The unaudited pro forma combined share information below does not purport to represent what the actual results of operations or the earnings per share would have been had the companies been combined during the periods presented, or to project the combined company’s results of operations or earnings per share for any future date or period. The unaudited pro forma combined stockholders’ equity per share information below does not purport to represent what the value of CHAC and BiomX would have been had the companies been combined during the periods presented.

(in thousands, except share and per share data)

	BiomX	CHAC	Pro Forma Combined
Nine Months Ended June 30, 2019 (BiomX) and Nine Months Ended September 30, 2019 (CHAC)
Net (loss) income	$(11,141)	$44	$11,211
Stockholders’ equity (1)	38,231	5,000	98,103
Weighted average shares outstanding – basic and diluted		2,239,757	24,391,095
Basic and diluted net loss per share		(0.25)	(0.46)
Stockholders’ equity per share – basic and diluted		2.23	4.02

Year Ended December 31, 2018 (BiomX) and Twelve Months Ended December 31, 2018 (CHAC)
Net (loss) income	$(12,720)	$9	$(12,737)
Weighted average shares outstanding – basic and diluted		1,782,502	24,391,095
Basic and diluted net loss per share		(0.01)	(0.52)

(1)	Stockholder’s equity of BiomX was derived from the unaudited historical interim consolidated balance sheet as of June 30, 2019. Stockholder’s equity of CHAC was derived from CHAC’s unaudited historical consolidated balance sheet as of September 30, 2019